UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1851 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value per Share	EXEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 5.03 below is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 23, 2019, Exelixis, Inc. (Exelixis) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation to change Exelixis' Board of Directors from a classified board (i.e. directors are elected for three-year terms, with approximately one third of the directors being elected each year), to a declassified board (i.e. all directors are elected each year for a one-year term). In addition, the Certificate of Amendment provides that directors may be removed at any time, either with or without cause.
Specifically, the Certificate of Amendment amended Article V.A. of Exelixis' Amended and Restated Certificate of Incorporation as follows:
Article V.A., Section 3, of the Amended and Restated Certificate of Incorporation of Exelixis, Inc. was amended to read in its entirety as follows:
“3. Election of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances and the remaining provisions of this section 3, until the Corporation’s 2020 annual meeting of stockholders, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. At each annual meeting of stockholders held following the closing of the initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock to the public (the Initial Public Offering) and prior to or at the Corporation’s 2019 annual meeting of stockholders, each director was elected for a three year term, expiring at the third annual meeting of stockholders following his or her election. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the term of each director then in office shall expire at the Corporation’s 2020 annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, commencing at the Corporation’s 2020 annual meeting of stockholders, each director elected at such meeting and at each annual meeting of stockholders thereafter to succeed those directors whose terms then expire shall be elected for a term expiring at the next annual meeting of stockholders following their election.
Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.”
And Article V.A., Section 4, of the Amended and Restated Certificate of Incorporation of Exelixis, Inc. was amended to read in its entirety as follows:
“4. Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors.”
The amendment to Article V.A. was approved by the Exelixis stockholders at the 2019 Annual Meeting of Stockholders, as described below in Item 5.07.
Concurrent with the filing of the Certificate of Amendment, Sections 17 and 20 of Exelixis' Bylaws were amended to be consistent with Article V.A. of Exelixis' Amended and Restated Certificate of Incorporation, as amended as described above, causing Sections 17 and 20 of Exelixis' Bylaws to read as follows:
“Section 17. Term of Office. The term of office of each director shall be as provided in the Certificate of Incorporation.”
“Section 20. Intentionally Omitted.”
The Certificate of Amendment to Exelixis' Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 hereto, and Exelixis' Bylaws, as amended and restated by amending Sections 17 and 20 thereof, are filed as Exhibit 3.2 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Exelixis held its 2019 Annual Meeting of Stockholders (the Annual Meeting) on May 22, 2019, at its offices located at 1851 Harbor Bay Parkway, Alameda, CA 94502. At the Annual Meeting, the Exelixis stockholders were asked to vote upon:

1.
The election of each of five Class II directors for a three-year term until the 2022 annual meeting of stockholders. The nominees for election to these positions were Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D, Vincent T. Marchesi, M.D., Ph.D. and Julie Anne Smith;

2.
The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending January 3, 2020;

3.
The approval of the proposal of Exelixis’ Board of Directors to amend Exelixis’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors to provide for annual elections by the 2020 Annual Meeting of Stockholders; and

4.
The approval, on an advisory basis, of the compensation of Exelixis’ named executive officers, as disclosed in Exelixis’ definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 11, 2019 (the Proxy Statement).

The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Carl B. Feldbaum, Esq., Maria C. Freire, Ph.D., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D. and Julie Anne Smith as directors of Exelixis until the 2022 Annual Meeting of Stockholders, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Carl B. Feldbaum, Esq.	211,840,245	6,593,686	229,167	56,910,113
Maria C. Freire, Ph.D.	213,172,921	5,273,691	216,486	56,910,113
Alan M. Garber, M.D., Ph.D.	192,924,094	25,519,603	219,401	56,910,113
Vincent T. Marchesi, M.D., Ph.D.	205,346,589	13,078,027	238,482	56,910,113
Julie Anne Smith	215,984,078	2,435,305	243,715	56,910,113

2.	The ratification of Ernst & Young LLP as Exelixis' independent registered public accounting firm for the fiscal year ending January 3, 2020, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
268,988,881	5,798,986	785,344	0

3.
The amendment to Exelixis’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors to provide for annual elections by the 2020 Annual Meeting of Stockholders, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
217,490,089	992,072	180,937	56,910,113

4.	The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
215,054,729	3,242,934	365,435	56,910,113

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Exelixis, Inc.
3.2	Amended and Restated Bylaws of Exelixis, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

May 23, 2019	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel